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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 8, 2004

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 8.01. Other Events.

     On November 8, 2004, LodgeNet Entertainment Corporation issued a press release regarding the launch of its Horizon PatientVision™ system in St. Vincent’s Hospital, Birmingham, Alabama. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

      99.1 Press Release (furnished)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2004	By	/s/ Scott C. Petersen
Scott C. Petersen
	Its	President and Chief Executive Officer